SUPPLEMENT DATED APRIL 1, 2003
TO PROSPECTUS DATED MAY 1, 2002
AS SUPPLEMENTED JULY 1, 2002 and NOVEMBER 1, 2002
AUSA FREEDOM ELITE BUILDER sm
Issued through
AUSA Series Life Account
By
AUSA Life Insurance Company, Inc.

The following sentence is added after the first sentence on page 76 of the prospectus in the second paragraph under the section entitled“Additional Information – Additional Information about AUSA Life:"

Effective April 1, 2003, AUSA Life changed its name to Transamerica Financial Life Insurance Company, subject to obtaining the necessary approvals.

All references in the prospectus to the word “AUSA” are replaced with “TFLIC.” All references to “AUSA Life” are replaced with “Transamerica.”

     Please Note:
            Aside from a new name, your policy remains unaffected.  All of the terms, conditions, rights and benefits remain unchanged.

AGOO378-4/03